EXHIBIT 10.2

                                OPTION AGREEMENT


     This Option Agreement is entered into effective this 31st day of March, 2002, between Greater Houston Gulf Partnership Ltd., a Texas limited partnership ("Grantor") and James Emerson and Schuyler Pulford (collectively, "Grantee")

     WHEREAS, Grantor is the owner of seventy-three units in Capistrano Villas, an addition to Harris County, Texas, more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Unencumbered Property") and four units in Capistrano Villas more particularly described on Exhibit A-1 attached hereto and made a part hereof for all purposes (the "Encumbered Property") (the Unencumbered Property and the Encumbered Property being sometimes hereinafter referred to as the "Property"); and

     WHEREAS, Grantor is indebted to James Emerson as evidenced by that certain promissory note dated October 19, 1999 in the original principal amount of $150,000, with a current balance of $660,942.24 as of March 31, 2002, less deficit capital account recovery (the "Note"); and

     WHEREAS, Grantee has agreed to transfer their respective interests in and to limited partnership and Greater Houston Gulf G. P., Inc., the general partner of the limited partnership to Rampart Properties L.L.C.; and

     WHEREAS, Grantee has requested Grantor grant them an exclusive option to purchase the Property for a period of ninety days; and

     WHEREAS, Grantor has agreed to grant such option subject to the following terms and conditions:

     NOW,  THEREFORE  KNOW  ALL  MEN  BY  THESE  PRESENTS:

     1. That for and in consideration of the forgiveness of the Note by James Emerson and the transfer of the limited partnership interests of James Emerson and Schuyler Pulford and the shares of Grantee in Greater Houston Gulf Partners G.P., Inc. as set forth above, Grantor hereby grants unto Grantee an exclusive option for a period of ninety (90) days from the date hereof to purchase the Property for a cash purchase price as set forth on Exhibit "B" attached hereto and made a part hereof for all purposes.

     2. James Emerson agrees to deliver the Note marked "Cancelled" to Grantor simultaneously with the execution of this Option Agreement.

     3. Grantor agrees that it will not market the Property during the Option period.


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     4.   Grantor  agrees  that  in the event Grantee exercises his option under this Option Agreement, it will convey the Unencumbered Property by Special Warranty Deed, free and clear of all deed of trust liens, subject to any other matters of record in Harris County, Texas which affect the property, to Grantee or Grantee's designee, and will convey all of its right, title and interest including, without limitations, all rights to any claims of redemption in the Encumbered Property by Special Warranty Deed subject to those matters of record in Harris County, Texas, which affect the property to Grantee or Grantee's designee.

     5. Grantor and Grantee agree that this Option Agreement may not be assigned.

     6. Grantee hereby releases and forever discharges Grantor, its respective shareholders, directors, officers, employees, contractors, agents, attorneys, successors, and assigns (the "Grantor Parties") from any and all claims, demands, rights and causes of action for damages or any other relief of any nature whatsoever, whether known or unknown, either at law or in equity, which Grantee has, or claims to have, or ever had, or ever claims to have had, against the Grantor parties which claims lie in tort or contract or otherwise, in whole or in part, arising out of or in any way connected with the act or omission of the Grantor Parties with respect to Grantee, their respective heirs or assigns.

     7. Upon Grantee exercising the option granted herein, Grantor hereby releases and forever discharges Grantee, their respective heirs, employees, contractors, agents, attorneys, successors and assigns (the Grantee parties") from any and all known and disclosed claims, demands, rights and causes of action for damages or any other relief of any nature whatsoever, either at law or in equity, against the Grantee Parties which claims lie in tort or contract or otherwise, in whole or in part, arising out of or in any way connected with the act or omission of the Grantee Parties with respect to Grantor, or any entity affiliated with or related to Grantor.

     8. Grantor and Grantee agree that in the event Grantee has not exercised its right to purchase under this Agreement within ninety (90) days from the date hereof, this Agreement shall automatically terminate and become void without any further requirements.

     9. Grantee agrees not to record this Option Agreement; however Grantor agrees, upon written request from Grantee to record a Memorandum of Option Agreement.

     Rampart Properties L.L.C. joins in the execution of this Option Agreement to evidence its agreement not to transfer the Property or cause to be transferred by reason of default or otherwise, during the term of this Option Agreement.


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     EACH  PARTY  HERETO AGREES THAT THIS OPTION AGREEMENT IS THE ONLY AGREEMENT
BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THAT THIS OPTION AGREEMENT MAY ONLY BE AMENDED OR MODIFIED BY WRITTEN AGREEMENT EXECUTED BY EACH PARTY. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

          EXECUTED this 29th day of March, 2002, to be effective as of March 31, 2002.


                                        GRANTOR:

                                        GREATER  HOUSTON  GULF
                                        PARTNERSHIP,  LTD.

                                        By:  Greater  Houston  Gulf
                                             Partnership  G.  P.,  Inc.,  its
                                             General  Partner

                                        By:  /s/  J.  H.  Carpenter
                                                  J.  H.  Carpenter
                                                  President


                                        GRANTEE:

                                        /s/  James  Emerson
                                        James  Emerson

                                        /s/  Schuyler  Pulford
                                        Schuyler  Pulford


                                        CONSENTING  PARTY:

                                        RAMPART  PROPERTIES  L.L.C.

                                        By:  /s/  J.  H.  Carpenter
                                                  J.  H.  Carpenter
                                                  President


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STATE  OF  TEXAS         |
                         |
COUNTY  OF  HARRIS       |

     THIS INSTRUMENT WAS ACKNOWLEDGED this 3rd day of April, 2002, by J. H. Carpenter, President of Greater Houston Gulf Partnership G. P., Inc., a Texas corporation, General Partner of Greater Houston Gulf Partnership, Ltd., a Texas limited partnership, on behalf of said limited partnership.


                              /s/  Eileen N. Fashoro
                              ----------------------------------
                                   Notary  Public  for  the
                                   State  of  Texas


STATE  OF  TEXAS         |
                         |
COUNTY  OF  HARRIS       |

     THIS INSTRUMENT WAS ACKNOWLEDGED this 3rd day of April, 2002, by J. H. Carpenter, President of Rampart Properties L.L.C., a Nevada limited liability company, on behalf of said company.


                              /s/  Eileen N. Fashoro
                              ----------------------------------
                                   Notary  Public  for  the
                                   State  of  Texas


STATE  OF  TEXAS         |
                         |
COUNTY  OF  HARRIS       |

     THIS INSTRUMENT WAS ACKNOWLEDGED this 29th day of March, 2002, by JAMES EMERSON.

                              /s/  Eileen N. Fashoro
                              ----------------------------------
                                   Notary  Public  for  the
                                   State  of  Texas


STATE  OF  TEXAS         |
                         |
COUNTY  OF  HARRIS       |

     THIS INSTRUMENT WAS ACKNOWLEDGED this 29th day of March, 2002, by SCHUYLER PULFORD.

                              /s/  Eileen N. Fashoro
                              ----------------------------------
                                   Notary  Public  for  the
                                   State  of  Texas


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                                   EXHIBIT "B"
                                   -----------


                          "PURCHASE PRICE CALCULATION"



      ESTIMATED AS OF 3/31/02
      -----------------------
Cash                             <$21,000.00>
A/P's Currents                      37,893.00
A/P's Nathan Summers                 2,750.00
      Steve Smith                      400.00
      Erwin Wilbanks                   800.00
      Phyllis Herbst                 3,300.00
      ASAP Communications            6,500.00
      Other Old Payables                 0.00
N/P   Southwest Bank of Texas    1,502,379.00
N/P   Rampart Capital L.L.C.     1,364,344.00
N/P   Rampart Capital L.L.C.       466,073.00
Property Taxes payable             121,000.00
                                -------------

Base Purchase Price             $3,484,439.00

+/- variance to items
listed above as of 3/31/02
or subsequent settlement dates  $ ___________

+$785 per diem from 3/31/02
to closing                      $ ___________

Total Purchase Price            $ ___________


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